                          MARTIN CURRIE BUSINESS TRUST
                           JAPAN SMALL COMPANIES FUND








                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 1999

                                   (UNAUDITED)

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 1999 (Unaudited)


OBJECTIVE                     Long-term capital appreciation through active
                              management of a diversified portfolio of equities in Japanese companies with relatively small capitalization, which may not have wide market recognition.

LAUNCH DATE                   August 15, 1994

FUND SIZE                     $153.4m

PERFORMANCE                   Total return from May 1, 1999 through October 31,
                              1999

                              - MCBT - Japan Small Companies Fund (excluding all transaction fees) 60.6%
                              - MCBT - Japan Small Companies Fund (including all transaction fees) 59.8%
                              - Tokyo Stock Exchange - Second Section Index                        62.6%

                              Annualized total return from August 15, 1994
                              through October 31, 1999

                              - MCBT - Japan Small Companies Fund (excluding all transaction fees) 11.0%
                              - MCBT - Japan Small Companies Fund (including all transaction fees)  9.9%
                              - Tokyo Stock Exchange - Second Section Index                        -0.4%
                                (from September 1, 1994 through October 31, 1999)

PORTFOLIO      We are beginning to see the first signs of recovery in the
COMMENTS       Japanese economy. The annualised GDP figures for the first and second quarters of this year were 8.1% and 0.7% respectively.
               While companies' cost-cutting and restructuring efforts are progressing, the appreciation of the yen weighs against any recovery of exporters' earnings. Despite the positive GDP statistics, the government has announced the largest ever economic `stimulus package' of 18,000 billion yen to try to secure the recovery. The Bank of Japan also decided to maintain its zero short-term interest rate policy. The small companies' rally, which started in October last year, has continued. The TSE
               2nd Section (our benchmark) rose 62.6% over the six months to 31
               October 1999, far in advance of the 33.8% seen in the TSE 1st section.

               Despite participating in most of this rally and enjoying a 59.8% rise over the same period, we missed our benchmark by 2.8%. Areas of strength included the software sector, which at the end of October accounted for 17% of the portfolio's assets. Price moves of note included OBIC (+150%), Konami (+140%), Fujitsu Business Systems (+129%), Trans Cosmos (+112%) and PCA (+102%). Benesse, an operator of correspondence courses, also rose 123%. The weakest areas included the real estate, glass/ceramic and warehousing sectors, in which we hold no stock.

               We made a number of changes to the portfolio over the period. We increased our exposure to the software sector by adding Trend Micro, a software company specialising in anti-virus products, and Alpha Systems, a telecom-related software house. Both have performed superbly since we bought them. We sold Capcom, a game software company, and Taisho Pharmaceutical.

               OUTLOOK
               -------

               While the fiscal support is likely to keep the Japanese economy from declining, the strong currency continues to be a major concern. Some software and telecom-related stocks look overvalued. But supported by a sufficient inflow of funds through newly launched investment trusts, stocks in growing industries such as information technology, biotechnology and home medical care are likely to continue to perform well.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                         PROFILE AT OCTOBER 31, 1999 (Unaudited)

INVESTMENT     Michael Thomas  manages the MCBT Japan Small Companies Fund.
MANAGER        He has managed the fund since inception.
PROFILE

               Michael graduated from Bristol University with a degree in economics and joined stockbrokers Vickers da Costa in 1973. He began covering the Japanese markets in 1975 and became director of the Japanese department in 1982. A specialist on Japan, he joined Martin Currie in 1989 as a director and head of the Far East investment team. He became head of the Japan team in 1993.

               He is assisted by Keith Donaldson. Keith graduated from the University of Kingston-upon-Hull in 1979 with a degree in social studies. After five years as a financial analyst with Wood Mackenzie, he spent four years with UBS Philips and Drew. In 1988 Keith moved to Tokyo, where he became the chief equity strategist and head of equity research for Salomon Brothers. He returned to London in 1996 as vice president and head of Japanese equity sales at Morgan Stanley, then joined Martin Currie's Japan team as an assistant director in 1997. He was promoted to director in October 1997.

LARGEST HOLDINGS                                                % OF NET ASSETS

               OBIC Company Limited                                    4.8
               Konami Company                                          4.3
               Benesse Corp                                            4.2
               Aiful                                                   3.8
               Mabuchi Motor                                           3.3
               Hirose Electric                                         3.0
               Nippon System Development                               2.7
               Meitec                                                  2.1
               Aderans                                                 2.0
               Asia Securities Printing                                1.8

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 1999 (Unaudited)

                                                                                            SHARES                VALUE
COMMON STOCK, WARRANTS AND CONVERTIBLE BONDS - 98.3%                                        ------                -----
COMMON STOCK - 92.0%
       ADERANS                                                                              60,000           $  3,003,740
       AIDA ENGINEERING LIMITED                                                            200,000                914,932
       AIFUL                                                                                37,700              5,857,293
       AIPHONE                                                                             113,300              1,901,554
       ALPHA SYSTEMS                                                                        17,000              2,364,055
       ALTECH CORPORATION                                                                   55,000                611,873
       ASIA SECURITIES PRINTING                                                            170,000              2,853,169
       BELLSYSTEM 24, INC.                                                                   2,800              2,685,336
       BENESSE CORP                                                                         30,000              6,416,035
       CANON APTEX                                                                         118,000                712,957
       CIRCLE K JAPAN                                                                       59,380              2,380,439
       DAIWA INDUSTRIES LIMITED                                                            158,000                560,660
       DAIWA KOSHO LEASE                                                                   150,000                694,831
       DAIWA LOGISTICS                                                                     162,800              1,202,225
       EIDEN                                                                               173,000              1,926,278
       FAMILYMART COMPANY                                                                   40,000              2,781,241
       FANCL CORPORATION                                                                     8,000              2,301,717
       FUJI MACHINE MANUFACTURING                                                           54,000              2,511,748
       FUJITSU BUSINESS SYSTEMS                                                             43,700              2,095,521
       FUTABA CORPORATION                                                                   47,000              2,294,332
       HAKUTO COMPANY                                                                       23,100                544,989
       HIRATA TECHNICAL                                                                    155,400                715,373
       HIROSE ELECTRIC                                                                      26,800              4,675,285
       INAX CORPORATION                                                                    200,000              1,334,996
       ISB CORPORATION *                                                                    30,000                909,178
       JONATHAN'S COMPANY LIMITED                                                          106,000              1,402,896
       JSR CORPORATION                                                                     300,000              2,065,791
       KAWASUMI LABORATORIES                                                                50,000                757,648
       KINSEKI LIMITED                                                                      73,000                483,073
       KIRIN BEVERAGE                                                                       44,000                595,416
       KONAMI COMPANY                                                                       67,600              6,548,000
       MABUCHI MOTOR                                                                        34,000              5,021,578
       MAEZAWA INDUSTRIES                                                                  100,000              1,353,217
       MEITEC                                                                               87,800              3,292,395
       MIRAI INDUSTRY                                                                       13,000                209,456
       MITSUMI ELECTRIC COMPANY LIMITED                                                     50,000              1,337,873
       MIURA COMPANY LIMITED                                                                25,000                373,070
       MOBILEPHONE TELECOMMUNICATIONS INTERNATIONAL LIMITED                                      3              1,334,996
       MOSHI MOSHI HOTLINE INC.                                                             15,000              1,870,145
       NAC                                                                                  26,600                247,454
       NICHICON                                                                            130,000              2,817,685
       NICHII GAKKAN COMPANY                                                                 5,100                831,495
       NIPPON BROADCASTING SYSTEM                                                           30,000              2,428,311
       NIPPON KONPO UNYU SOKO                                                              164,000              1,195,358
       NIPPON SYSTEM DEVELOPMENT                                                            49,000              4,182,411
       NISHIO RENT ALL                                                                      26,500                210,943
       NISSHA PRINTING                                                                     110,000                760,621
       NORITSU KOKI                                                                         20,800                955,519


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 1999 (Unaudited)


                                                                                        SHARES/PAR              VALUE
COMMON STOCK - Continued                                                                ----------              -----
       NORITZ CORPORATION                                                                  100,000           $  1,577,635
       OBIC COMPANY LIMITED                                                                 15,600              7,330,967
       ORIENTAL CONSTRUCTION                                                                70,100                423,545
       PCA CORPORATION                                                                      16,000                744,222
       PROMISE                                                                              13,430                901,602
       RISO KAGAKU                                                                          50,000              2,157,859
       RYOSAN                                                                               65,000              1,586,506
       SAILOR PEN COMPANY LIMITED *                                                        161,000              2,609,475
       SANKEN ELECTRIC COMPANY LIMITED                                                     130,000                897,669
       SANKI ENGINEERING                                                                    85,000                467,920
       SATO CORPORATION                                                                     80,000              2,025,511
       SHIMACHU                                                                             40,000                744,222
       SONY MUSIC ENTERTAINMENT                                                             22,000              2,867,363
       SUMITOMO BAKELITE                                                                   105,000              1,036,204
       TADANO LIMITED                                                                      300,000                920,687
       TAIYO YUDEN CO.                                                                      50,000              1,788,626
       TDC SOFTWARE                                                                         46,000              2,294,044
       TOKYO STYLE COMPANY LIMITED                                                         115,000              1,097,391
       TOPPAN FORMS COMPANY                                                                 84,500              2,232,641
       TOWA CORPORATION                                                                     35,000              1,164,764
       TRANS COSMOS INCORPORATED                                                            21,000              2,668,553
       TREND MICRO                                                                           6,000              1,191,138
       TSUBAKI NAKASHIMA                                                                   160,000              2,301,717
       UNI-CHARM                                                                            40,000              2,336,242
       YUSEN AIR & SEA SERVICE                                                              76,700              2,427,448
       ZEXEL CORPORATION                                                                   235,000                777,549
                                                                                                        -----------------
         TOTAL COMMON STOCK - (Cost $87,694,573)                                                              141,096,608
                                                                                                        -----------------

CONVERTIBLE BONDS - 6.1%
       CAPCOM COMPANY LIMITED, 1.00%, 9/30/2005                                   (Y)  338,000,000              3,387,455
       MITSUI HIGH-TEC INCORPORATED, 1.90%, 1/31/2000                             (Y)  100,000,000              1,016,591
       NAMCO, 0.80%, 9/28/2001                                                    (Y)   50,000,000                748,058
       NITTO DENKO SERIES 4, 3.90%, 3/30/2001                                     (Y)   70,000,000              2,087,849
       TAIYO YUDEN, 1.15%, 9/30/2008                                              (Y)   50,000,000              1,443,848
       TOMY COMPANY LIMITED, 0.25%, 9/30/2003                                     (Y)   80,000,000                754,196
                                                                                                        -----------------
         TOTAL CONVERTIBLE BONDS - (COST $6,750,960)                                                            9,437,997
                                                                                                        -----------------

WARRANTS - 0.2%
       CREDIT SAISON COMPANY LIMITED, 2/15/2000 *                                              140                128,695
       NIPPON ENGINEERING CONSULTANTS, 1/20/2000 *                                           1,500                  1,968
       SATORI ELECTRIC, 5/23/2000 *                                                            200                 11,250
       TAMPOPO (PROMISE), 2/08/2000 *                                                           55                151,938
                                                                                                        -----------------
         TOTAL WARRANTS - (COST $592,521)                                                                         293,851
                                                                                                        -----------------

TOTAL COMMON STOCK, WARRANTS AND
     CONVERTIBLE BONDS - (COST $95,038,054) o                                                                 150,828,456
                                                                                                        -----------------


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                    OCTOBER 31, 1999 (Unaudited)

                                                                                         PRINCIPAL
                                                                                           AMOUNT              VALUE
                                                                                           ------              -----
SHORT TERM INVESTMENT - 0.5%
       STATE STREET BANK AND TRUST COMPANY REPURCHASE AGREEMENT,
         4.60%, 11/01/1999 (a)                                                        $    749,000      $         749,000
                                                                                                        -----------------

TOTAL SHORT TERM INVESTMENT - (Cost $749,000)                                                                     749,000
                                                                                                        -----------------

TOTAL INVESTMENTS - (COST  $95,787,054) - 98.8%                                                               151,577,456
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 1.2%                                                     1,833,226
                                                                                                        -----------------

NET ASSETS - 100.0%                                                                                     $     153,410,682
                                                                                                        =================

*      Non-income producing security.
(Y)    Reflected at par and denominated in Japanese yen.
(a) The repurchase agreement, dated 10/29/99, $749,000 par due 11/1/99, is collateralized by United States Treasury Notes, 7.500% due 11/15/16 with a market value of $767,720.
o Percentages of long term investments by industry are as follows: Auto Parts 1.0%, Broadcasting 1.6%, Building & Construction 1.9%, Chemicals 0.7%, Commercial Services 7.8%, Computer Software 6.5%, Computers & Business Equipment 11.0%, Cosmetics & Toiletries 3.5%, Diversified 1.0%, Drugs & Health Care 0.5%, Electrical Equipment 8.7%, Electronics 9.0%, Engineering 0.9%, Entertainment 8.8%, Financial Services 4.6%, Food & Beverages 1.3%, Industrial Machinery 3.4%, Lease Rental Obligations 0.6%, Manufacturing 1.2%, Metals 2.2%, Office Furnishings & Supplies 1.7%, Paper 1.5%, Photography 0.5%, Plastics 1.3%, Printing 5.1%, Retail 2.9%, Retail Trade 3.3%, Semi-Conductor Manufacturing Equipment 1.3%, Software 0.5%, Telecommunications Services 0.9%, Transportation 3.1%.







See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                    OCTOBER 31, 1999 (Unaudited)


ASSETS

    Investments in securities, at value (cost $95,038,054) (Note B)                                     $     150,828,456

    Investments in repurchase agreements, at value (Note B)                                                       749,000
                                                                                                        -----------------

       Total Investments                                                                                      151,577,456

    Cash                                                                                                              925

    Foreign currency, at value (cost $2,896,690) (Note B)                                                       2,929,093

    Dividend and interest receivable                                                                              227,667
                                                                                                        -----------------
       TOTAL ASSETS                                                                                           154,735,141
                                                                                                        -----------------

LIABILITIES

    Payable for forward foreign currency contracts - net                                                          934,838

    Management fee payable (Note C)                                                                               355,462

    Administration fee payable (Note C)                                                                             8,975

    Trustees fees payable (Note C)                                                                                  2,100

    Accrued expenses and other liabilities                                                                         23,084
                                                                                                        -----------------
       TOTAL LIABILITIES                                                                                        1,324,459
                                                                                                        -----------------
TOTAL NET ASSETS                                                                                        $     153,410,682
                                                                                                        =================

COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                                                     $     102,408,441

    Undistributed net investment loss                                                                            (289,525)

    Accumulated net realized loss on investment and foreign currency transactions                              (3,601,837)

    Net unrealized appreciation on investment and foreign currency transactions                                54,893,603
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                        $     153,410,682
                                                                                                        =================

NET ASSET VALUE PER SHARE                                                                               $           14.81
($153,410,682 / 10,358,950 shares of beneficial interest outstanding)                                   =================





See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED OCTOBER 31, 1999 (Unaudited)


INVESTMENT INCOME

    Interest income                                                                                     $         113,432

    Dividend income                                                                                               284,228

    Foreign taxes withheld                                                                                        (45,295)
                                                                                                        -----------------
       TOTAL INVESTMENT INCOME                                                                                    352,365
                                                                                                        -----------------

EXPENSES

    Management fee (Note C)                                                                                       593,479

    Custodian fee                                                                                                  50,068

    Administration fee (Note C)                                                                                    46,604

    Audit fee                                                                                                      12,602

    Legal fees                                                                                                      3,025

    Transfer agent fee                                                                                              3,428

    Trustees fees (Note C)                                                                                          1,211

    Amortization of deferred organization expenses (Note B)                                                           752

    Miscellaneous expenses                                                                                          6,254
                                                                                                        -----------------
       TOTAL EXPENSES                                                                                             717,423
                                                                                                        -----------------
NET INVESTMENT LOSS                                                                                              (365,058)
                                                                                                        -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain on investments                                                                           10,259,222

    Net realized gain on foreign currency transactions                                                            342,304

    Net realized appreciation (depreciation) on:

       Investments                                                                                             46,043,348

       Foreign currency transactions                                                                             (947,623)
                                                                                                        -----------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                      55,697,251
                                                                                                        -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                              $      55,332,193
                                                                                                        =================




See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Six Months Ended          Year
                                                                                      October 31, 1999          Ended
                                                                                         (Unaudited)       April 30, 1999
                                                                                         -----------       --------------
NET ASSETS at beginning of period                                                     $    81,800,071     $    57,506,372
                                                                                      ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment loss                                                                      (365,058)           (208,423)

    Net realized gain (loss) on investment transactions                                    10,259,222          (6,233,672)

    Net realized gain on foreign currency transactions                                        342,304           1,504,427

    Net unrealized appreciation (depreciation) on:

       Investments                                                                         46,043,348          29,291,552

       Foreign currency transactions                                                         (947,623)            510,095
                                                                                      ---------------     ---------------

    Net increase in net assets from operations                                             55,332,193          24,863,979
                                                                                      ---------------     ---------------

CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                      18,409,405           7,678,202

    Cost of shares repurchased                                                             (2,130,987)         (8,256,792)

    Paid in capital from subscription and redemption fees                                          --               8,310
                                                                                      ---------------     ---------------

    Total increase (decrease) in net assets from capital share transactions                16,278,418            (570,280)
                                                                                      ---------------     ---------------

NET INCREASE IN NET ASSETS                                                                 71,610,611          24,293,699
                                                                                      ---------------     ---------------

NET ASSETS at end of period (net of accumulated net investment                        $   153,410,682     $    81,800,071
    income (loss) of ($289,525) and $75,533, respectively)                            ===============     ===============

OTHER INFORMATION:

Capital Share transactions:

    Shares sold                                                                             1,726,706           1,103,164

    Shares issued in reinvestment of distributions to shareholders                                  --                   --

    Less shares repurchased                                                                  (177,356)         (1,195,384)
                                                                                      ---------------     ---------------

    Net share transactions                                                                  1,549,350             (92,220)
                                                                                      ===============     ===============



See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                             Six Months        Year         Year         Year      Year (4)
                                                Ended         Ended        Ended        Ended       Ended     August 15, 1994 *
                                              October 31,    April 30,    April 30,    April 30,   April 30,       through
                                             (Unaudited)       1999         1998         1997        1996      April 30, 1995
                                             -----------    ----------    ---------    ---------   ---------   --------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period        $      9.290   $     6.460   $     7.720  $    10.770  $    9.610  $   10.000
                                            ------------   -----------   -----------  -----------  ----------  -----------

Net investment income (loss)                      (0.037)        0.102        (0.005)      (0.027)     (0.034)       0.013
Net realized and unrealized gain (loss)
        on investmentand foreign currency
        transactions                               5.557         2.727        (1.189)      (2.384)      1.248       (0.492)
                                            ------------   -----------   -----------  -----------  ----------  -----------
Total from investment operations                   5.520         2.829        (1.194)      (2.411)      1.214       (0.479)
                                            ------------   -----------   -----------  -----------  ----------  -----------
Less distributions:
     Net investment income                         0.000         0.000        (0.069)      (0.203)      0.000       (0.002)
     In excess of net investment income            0.000         0.000         0.000       (0.314)     (0.097)       0.000
     Return of capital                             0.000         0.000        (0.029)       0.000       0.000        0.000
     Net realized gains                            0.000         0.000         0.000       (0.100)      0.000       (0.003)
     In excess of net realized gains               0.000         0.000         0.000       (0.040)      0.000        0.000
                                            ------------   -----------   -----------  -----------  ----------  -----------
Total distributions                                0.000         0.000        (0.098)      (0.657)     (0.097)      (0.005)
                                            ------------   -----------   -----------  -----------  ----------  -----------

Paid in capital from subscription and
     redemption fees (Note B)                      0.000         0.001         0.032        0.018       0.043        0.094
                                            ------------   -----------   -----------   ----------  ----------  -----------

Net asset value, end of period              $     14.810   $     9.290   $     6.460  $     7.720  $   10.770  $     9.610
                                            ============   ===========   ===========  ===========  ==========  ===========

TOTAL INVESTMENT RETURN (1) (2)                    59.42%        43.80%       (15.01)%     (22.69)%     13.13%       (3.85)%
-----------------------                     ============   ===========   ===========  ===========  ==========  ===========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                   $153,410,682   $81,800,071   $57,506,372  $66,748,656  $88,863,054 $44,969,083
Operating expenses, net, to average
        net assets (Note C)                        1.21%(3)       1.31%         1.29%        1.26%        1.37%       1.50%(3)
Operating expenses, gross, to average
        net assets (Note C)                        1.21%(3)       1.31%         1.29%        1.26%        1.37%       1.72%(3)
Net investment income(loss) to
        average net assets                        (0.61)%(3)     (0.34)%       (0.30)%      (0.41)%      (0.36)%      0.37%(3)
Portfolio turnover rate (2)                          17%            27%           26%          26%          37%         33%
Per share amount of fees waived (Note C)    $     0.000    $     0.000   $     0.000  $     0.000  $     0.000 $     0.008
----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS


NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific Ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT Japan Small Companies Fund (the "Fund") commenced investment operations on August 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had the following open forward foreign currency contracts at October 31, 1999:

                                                                                                     Unrealized
                                                                                                    Appreciation
                          Delivery Date        Local Currency     Face Amount          Value       (Depreciation)
                          -------------        --------------     -----------          -----       --------------
   Japanese Yen (buy)       11/22/1999          2,088,750,258   $  19,841,838      $  20,100,858   $     259,020
   Japanese Yen (sell)      11/22/1999          2,088,750,258      18,907,000         20,100,858      (1,193,858)
                                                                                                   -------------
                                                                                                   $    (934,838)
                                                                                                   =============

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30 1998, there was a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and are recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees.

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)


INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.


ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.


NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets.

The Investment Manager has voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.50% of the Fund's average net assets on an annualized basis. For the six months ended October 31, 1999, it was not necessary for the Investment Manager to waive any of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).


NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the six months ended October 31, 1999 were $36,288,012 and $19,500,165, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 1999 were as follows:

                                       Identified                    Gross Unrealized                  Net Unrealized
                                          Cost                 Appreciation    (Depreciation)           Appreciation
                                     ---------------           ------------    --------------          ---------------
                                     $   95,787,054           $  64,618,763   $   (8,828,361)          $   55,790,402

                                                 MCBT JAPAN SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)



NOTE E - PRINCIPAL SHAREHOLDERS
As of October 31, 1999, there was one shareholder who owned greater than 10% of the Fund's outstanding shares, representing 35% of the Fund.

NOTE F - CONCENTRATION OF RISK
Investment in foreign securities generally involves special risks. Additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy depends to some extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

------------------------------------------------------------------------------

                          MARTIN CURRIE BUSINESS TRUST


                             --------------------



                              TRUSTEES AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE
                              --------------------



                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC
                              --------------------



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The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
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